Exhibit 10.4

CONDUIT PHARMACEUTICALS INC.

(Nasdaq: CDT)

Anthony Reeves

142 Upper Richmond Road West,

London,

SW14 8DS

United Kingdom

RE: VARIATION AGREEMENT FOR £85,000 LOAN

This Variation Agreement is dated October 9, 2024 (the “Variation Agreement”).

WHEREAS, Conduit Pharmaceuticals Limited of Company Number: OC-346289, c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands (the “Borrower”) and Anthony Reeves of 142 Upper Richmond Road West, London, SW14 8DS, United Kingdom (the “Lender,” and together with the Borrower, the “Parties”) are party to a Loan Agreement (the “Agreement”) dated 1 May 2022 whereby the Lender made a loan available to the Borrower of a Principal Amount equal to GBP £85,000.00 (eighty-five thousand), subject to the terms as set out in the Agreement;

WHEREAS, the Borrower is a wholly owned subsidiary of Conduit Pharmaceuticals Inc., a Delaware Corporation (the “Parent Company”);

WHEREAS, the Agreement provides that the Borrower must pay to the Lender £85,000.00 in cash by 1 May 2022;

WHEREAS, the Parties wish to amend the Agreement to revise (i) the due date of the loan made under the Agreement and (ii) the amount and form of the repayment due under the Agreement; and

WHEREAS, terms used in this Amendment but not defined herein have the meaning assigned to them in the Agreement.

IT IS HEREBY AGREED as follows:

I.	The definition of “Final Repayment Date” in Section 1 of the Agreement is amended and restated as follows:

Final Repayment Date means December 19, 2024.

II.	Section 4 of the Agreement is hereby amended and restated its entirety as follow:

4.1	Unless already repaid under this Agreement, the Borrower shall repay the total outstanding Cash Sum on the Final Repayment Date, which amount shall be paid in cash.

4.2	On or prior to October 23, 2024, the Borrower shall issue the Lender the Repayment Shares;

4.3	On or prior to October 23, 2024, the Borrower shall issue the Lender the Extension Shares;

4.4	A certificate from the Lender as to the amount at any time due under this Agreement shall, in the absence of manifest error, be conclusive.

4995 Murphy Canyon Road, Suite 300, San Diego, California, 92123, United States

www.conduitpharma.com

CONDUIT PHARMACEUTICALS INC.

(Nasdaq: CDT)

4.5	Certain Definitions.

4.5.1	Cash Balance means GBP £60,000.00 (sixty thousand pounds).

4.5.2	Repayment Shares means £25,000 (twenty thousand pounds) worth of shares of Common Stock of Conduit Pharmaceuticals, Inc. (NASDAQ: CDT), converted into USD $ (US Dollars) at the prevailing exchange rate, to be issued at the closing market price on the date prior to issuance.

4.5.3	Extension Shares means 250,000 shares of Conduit Pharmaceuticals, Inc. (NASDAQ: CDT).

III.	The Lender acknowledges that the shares of Common Stock of the Parent Company being issued pursuant to this Section 4 are being issued pursuant to an exemption from the registration requirement of the Securities Act of 1933, as amended, and to permit such issuance, each Lender individually, and not jointly, makes the representations attached hereto as Exhibit A.

IV.	The Agreement provides for the payment of the principal of the loan under the Agreement on May 1, 2024. The Lender hereby acknowledges and agree that he has waived each and every payment of principal that was due under the Agreement through and including the effective date of this Variation Agreement.

V.	All other terms and conditions of the Agreement, except as specifically modified by this Variation Agreement, shall remain in full force and effect. This Variation Agreement shall be construed and enforced in accordance with the laws of Delaware, without regard to conflict of law provisions thereof.

[Signature page follows]

4995 Murphy Canyon Road, Suite 300, San Diego, California, 92123, United States

www.conduitpharma.com

CONDUIT PHARMACEUTICALS INC.

(Nasdaq: CDT)

By executing the below, each Party acknowledges its acceptance of the terms and conditions of the Variation Agreement.

On behalf of the Borrower

/s/ James Bligh
Name:	James Bligh
Title:	Interim CFO

On Behalf of the Lender

/S/ Anthony Reeves
Name:

4995 Murphy Canyon Road, Suite 300, San Diego, California, 92123, United States

www.conduitpharma.com

CONDUIT PHARMACEUTICALS INC.

(Nasdaq: CDT)

Exhibit A

Representations of Lender

A.	Access to and Evaluation of Information Concerning Conduit Pharmaceuticals, Inc. (the “Company”); General Solicitation. The Lender has:

	(i)	sufficient knowledge, sophistication, and experience in business and financial matters and similar investments so as to be capable of evaluating the merits and risks of purchasing the Repayment Shares and the Extension Shares, including the risk that the Lender could lose the entire value of the Repayment Shares and the Extension Shares, and has so evaluated the merits and risks of such purchase;

	(ii)	become familiar with the business, financial condition, and operations of the Company, has been given access to and an opportunity to examine such documents, materials, and information concerning the Company as the Lender deems to be necessary or advisable in order to reach an informed decision as to an investment in the Company, to the extent that the Company possesses such information, has carefully reviewed and understands these materials and has had answered to the Lender full satisfaction any and all questions regarding such information;

	(iii)	made such independent investigation of the Company, its management, and related matters as the Lender deems to be necessary or advisable in connection with the purchase of the Repayment Shares and the Extension Shares, and is able to bear the economic and financial risk of purchasing the Repayment Shares and the Extension Shares (including the risk that the Lender could lose the entire value of the Repayment Shares and the Extension Shares); and

	(iv)	not been offered the Repayment Shares and the Extension Shares by any means of general solicitation or general advertising.

B.	Accredited Investor; No Public Distribution Intent. The Lender is:

	(i)	an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and

	(ii)	acquiring the Repayment Shares and Extension Shares for the Lender’s own benefit and account for investment only and not with a view to, or for resale in connection with, a public offering or distribution thereof, and will not sell, assign, transfer or otherwise dispose of any of the Repayment Shares and the Extension Shares, or any interest therein, in violation of the Securities Act or any applicable state securities law.

4995 Murphy Canyon Road, Suite 300, San Diego, California, 92123, United States

www.conduitpharma.com